CHIEF FOCUS ON THE FUTURE OFFICER CHIEF I'M A WINNER OFFICER CHIEF UP BRIGHT AND EARLY OFFICER CHIEF FOLLOW A GREAT OFFICER CHIEF READY FOR ANYTHING OFFICER CHIEF DETERMINED TO SUCCEED OFFICER CHIEF SAVE FOR A NEW HOUSE OFFICER CHIEF CONTRIBUTE TO MY 401(k) OFFICER CHIEF VOLUNTEER IN MY COMMUNITY OFFICER CHIEF PLAN FOR TOMORROW OFFICER CHIEF ORGANIZE A FAMILY VACATION OFFICER CHIEF FOLLOW MY PASSIONS OFFICER CHIEF PLAN FOR TOMORROW OFFICER CHIEF ORGANIZE A FAMILY VACATION OFFICER CHIEF

Statistical Supplement

Second Quarter 2013

Lincoln Financial Group®

You're In Charge®

CHIEF PLAN FOR TOMORROW OFFICER CHIEF ORGANIZE A FAMILY VACATION OFFICER CHIEF FINANCIAL ADVISOR OFFICER CHIEF RECYCLE MY WATER BOTTLES OFFICER CHIEF FOCUS ON THE FUTURE OFFICER CHIEF I'M A WINNER OFFICER CHIEF UP BRIGHT AND EARLY OFFICER CHIEF FOLLOW A GREAT OFFICER CHIEF READY FOR ANYTHING OFFICER CHIEF DETERMINED TO SUCCEED OFFICER CHIEF SAVE FOR A NEW HOUSE OFFICER CHIEF CONTRIBUTE TO MY 401(k) OFFICER CHIEF VOLUNTEER IN MY COMMUNITY OFFICER CHIEF LIFE OFFICER CHIEF PLAN FOR TOMORROW

Lincoln Financial Group
Table of Contents

Analyst Coverage	1
Notes	2
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares, Return on Equity and Return to Stockholder Highlights	5
Income (Loss) from Operations, Average Equity and ROE By Segment	6
Select Earnings Drivers By Segment	7
Deposits, Net Flows and Account Balances By Segment	8
Sales By Segment	9
Operating Revenues and General and Administrative Expenses By Segment	10
Operating Commissions and Other Expenses	11
Interest Rate Yields and Spreads By Segment	12
Select Investment Data	13
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC	14
Select Liquidity and Ratings Agency Data	15
Select Earnings and Operational Data:
Annuities	16
Retirement Plan Services	17
Life Insurance	18
Group Protection	19
Other Operations and Discontinued Operations	20
DAC, VOBA, DSI and DFEL Roll Forwards:
Consolidated	21
Annuities	22
Retirement Plan Services, Life Insurance and Group Protection	23
Account Value Roll Forwards:
Annuities	24
Retirement Plan Services	25
Life Insurance	26
Select Non-GAAP to GAAP Reconciliations	27

Lincoln Financial Group
Analyst Coverage

Firm	Analyst	Phone Number
Bank of America - Merrill Lynch	Seth Weiss	646-855-3783
Barclays Capital	Jay Gelb	212-526-1561
Citi Research	Erik Bass	212-816-5257
Credit Suisse	Tom Gallagher	212-538-2010
Deutsche Bank	Yaron Kinar	212-250-7927
Dowling and Partners	Ryan Krueger	860-676-8600
Evercore Partners	Mark Finkelstein	312-445-6440
FBR Capital Markets	Randy Binner	703-312-1890
Goldman Sachs and Company	Christopher Giovanni	212-357-3560
JP Morgan Securities	Jimmy Bhullar	212-622-6397
Keefe, Bruyette and Woods	Jeff Schuman	860-722-5902
Langen McAlenney	Bob Glasspiegel	860-724-1203
Macquarie Capital	Sean Dargan	212-231-0663
Morgan Stanley	Nigel Dally	212-761-4132
Raymond James and Associates	Steven Schwartz	312-612-7686
RBC Capital	Eric Berg	212-618-7593
Sandler O'Neil and Partners	Edward Shields	312-281-3487
Scotia Capital	Joanne Smith	212-225-5071
Sterne, Agee and Leach, Inc.	John Nadel	212-338-4717
UBS	Suneet Kamath	212-713-1355
Wells Fargo Securities	John Hall	212-214-8032

Investor Inquiries May Be Directed To
Jim Sjoreen, Senior Vice President, Investor Relations
Email: Jim.Sjoreen@lfg.com
Voice: 484-583-1420
Fax: 484-583-3962

Notes
This list is provided for informational purposes only.  Lincoln Financial Group does not endorse the analyses, conclusions or recommendations contained in any report issued by these or any other analysts.

Lincoln Financial Group's Statistical Supplement will be available immediately after the release of earnings for each quarter through our Investor Relations website: www.LincolnFinancial.com/investor.

Lincoln Financial Group
Notes

Computations
The quarterly financial information for the current year may not sum to the corresponding year-to-date amount because both are rounded to millions.

The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.

If the effect of equity classification would result in a more dilutive EPS, the numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our deferred compensation plans.  In addition, for any period where a loss from continuing operations is experienced, shares used in the diluted EPS calculation represent basic shares, as using dilutive shares would be anti-dilutive to the calculation.  In these periods, we would also exclude the deferred compensation adjustment.

Return on equity ("ROE") measures how efficiently we generate profits from the resources provided by our net assets.  ROE is calculated by dividing annualized net income (loss) (or income (loss) from operations) by average equity, excluding accumulated other comprehensive income (loss) ("AOCI").  Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.

Book value per share, excluding AOCI, is calculated by dividing stockholders' equity, excluding AOCI, by common shares outstanding assuming the conversion of our Series A preferred shares.  We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations.

Definitions
Holding company available liquidity consists of cash and cash equivalents, excluding cash held as collateral, investments maturing in one year or less at origination and receivables under the inter-company cash management program, less payables under the inter-company cash management program, payables from purchases of securities not settled as of the balance sheet date and commercial paper outstanding.

Sales as reported consist of the following:
• MoneyGuard® (our linked-benefit product) – 15% of single premium deposits;
•
MoneyGuard® (flexible premium option), universal life ("UL") (excluding linked-benefit products) and variable universal life ("VUL"), including corporate-owned life insurance ("COLI") and bank-owned life insurance ("BOLI") - first year commissionable premiums plus 5% of excess premiums received, including an adjustment for internal replacements at approximately 50% of target;

• Term - 100% of first year paid premiums;
• Annuities - deposits from new and existing customers; and
• Group Protection - annualized first year premiums from new policies.

Throughout the document, "after-DAC" refers to the associated amortization expense of deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI") and deferred front-end loads ("DFEL") and changes in other contract holder funds.

Page 2a

Lincoln Financial Group
Notes

Non-GAAP Performance Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein.

We exclude the after-tax effects of the following items from GAAP net income (loss) to arrive at income (loss) from operations:
•	Realized gains and losses associated with the following ("excluded realized gain (loss)"):
▪ Sales or disposals and impairments of securities;
▪ Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities ("gain (loss) on the mark-to-market on certain instruments");
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed death benefit ("GDB") riders reflected within variable annuity net derivative results;
▪
Changes in the fair value of the embedded derivatives of our guaranteed living benefit ("GLB") riders accounted for at fair value, net of the change in the fair value of the derivatives we own to hedge them reflected within variable annuity net derivative results; and

▪
Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value ("indexed annuity forward-starting option");

•	Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking") reflected within variable annuity net derivative results;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations; and
•	Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items:
•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.

Management believes that the non-GAAP performance measures discussed above explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business because the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.  In addition, we believe that our definitions of operating revenues and income from operations provide investors with more valuable measures of our performance because they better reveal trends in our business.

Statistical Supplement is Dated
The financial data in this document is dated July 31, 2013, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Page 2b

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Six Months Ended
	6/30/12	9/30/12	12/31/12	3/31/13	6/30/13	Change	6/30/12	6/30/13	Change
Revenues
Insurance premiums	$630	$606	$637	$654	$674	7.0%	$1,219	$1,328	8.9%
Insurance fees	885	990	957	958	983	11.1%	1,788	1,941	8.6%
Net investment income	1,197	1,146	1,190	1,150	1,213	1.3%	2,362	2,363	0.0%
Realized gain (loss):
Other-than-temporary impairment ("OTTI")	(33)	(32)	(41)	(14)	(19)	42.4%	(80)	(33)	58.8%
Realized gain (loss), excluding OTTI	76	102	88	(45)	2	NM	37	(43)	NM
Total realized gain (loss)	43	70	47	(59)	(17)	NM	(43)	(76)	-76.7%
Amortization of deferred gains on business sold through reinsurance	19	19	19	19	19	0.0%	37	37	0.0%
Other revenues and fees	124	123	123	117	127	2.4%	245	245	0.0%
Total revenues	2,898	2,954	2,973	2,839	2,999	3.5%	5,608	5,838	4.1%

Expenses
Interest credited	617	611	615	617	627	1.6%	1,244	1,244	0.0%
Benefits	943	810	937	958	991	5.1%	1,795	1,950	8.6%
Commissions and other expenses	828	1,047	951	895	898	8.5%	1,684	1,792	6.4%
Interest and debt expense	68	68	70	64	65	-4.4%	135	129	-4.4%
Total expenses	2,456	2,536	2,573	2,534	2,581	5.1%	4,858	5,115	5.3%
Income (loss) from continuing operations before taxes	442	418	400	305	418	-5.4%	750	723	-3.6%
Federal income tax expense (benefit)	121	18	80	66	101	-16.5%	185	167	-9.7%
Income (loss) from continuing operations	321	400	320	239	317	-1.2%	565	556	-1.6%
Income (loss) from discontinued operations	-	28	-	-	-	NM	(1)	-	100.0%
Net income (loss)	321	428	320	239	317	-1.2%	564	556	-1.4%
Adjustment for LNC stock units in our deferred compensation plans	(4)	-	-	-	-	100.0%	2	-	-100.0%
Net income (loss) available to common stockholders - diluted	$317	$428	$320	$239	$317	0.0%	$566	$556	75.4%

Earnings (Loss) Per Common Share - Diluted
Income (loss) from continuing operations	$1.09	$1.41	$1.14	$0.86	$1.15	5.5%	$1.93	$2.01	4.1%
Income (loss) from discontinued operations	-	0.10	-	-	-	NM	-	-	NM
Net income (loss)	$1.09	$1.51	$1.14	$0.86	$1.15	5.5%	$1.93	$2.01	4.1%

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	6/30/12	9/30/12	12/31/12	3/31/13	6/30/13	Change
ASSETS
Investments:
Available-for-sale ("AFS") securities:
Corporate bonds	$63,914	$66,476	$68,016	$69,274	$67,938	6.3%
U.S. government bonds	517	508	442	432	408	-21.1%
Foreign government bonds	664	661	654	626	564	-15.1%
Mortgage-backed securities	8,504	7,863	7,174	6,542	5,961	-29.9%
Asset-backed collateralized debt obligations	120	147	180	173	165	37.5%
State and municipal bonds	4,284	4,338	4,353	4,430	4,048	-5.5%
Hybrid and redeemable preferred securities	1,188	1,186	1,217	1,234	1,151	-3.1%
VIEs' fixed maturity securities	705	706	708	708	698	-1.0%
Equity securities	154	156	157	148	209	35.7%
Total AFS securities	80,050	82,041	82,901	83,567	81,142	1.4%
Trading securities	2,649	2,650	2,554	2,528	2,391	-9.7%
Mortgage loans on real estate	6,804	6,690	7,029	7,057	7,033	3.4%
Real estate	116	112	65	65	60	-48.3%
Policy loans	2,829	2,780	2,766	2,727	2,700	-4.6%
Derivative investments	3,399	3,072	2,652	2,268	1,683	-50.5%
Other investments	1,041	1,123	1,098	1,073	1,158	11.2%
Total investments	96,888	98,468	99,065	99,285	96,167	-0.7%
Cash and invested cash	5,257	4,373	4,230	3,107	2,574	-51.0%
DAC and VOBA	6,505	5,813	6,667	6,936	8,214	26.3%
Premiums and fees receivable	388	366	380	440	430	10.8%
Accrued investment income	1,021	1,067	1,015	1,078	1,052	3.0%
Reinsurance recoverables	6,601	6,424	6,449	6,489	6,385	-3.3%
Funds withheld reinsurance assets	863	846	837	798	788	-8.7%
Goodwill	2,273	2,273	2,273	2,273	2,273	0.0%
Other assets	2,475	2,502	2,580	2,569	2,655	7.3%
Separate account assets	88,839	93,326	95,373	101,366	102,783	15.7%
Total assets	$211,110	$215,458	$218,869	$224,341	$223,321	5.8%

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	6/30/12	9/30/12	12/31/12	3/31/13	6/30/13	Change
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Future contract benefits	$19,930	$19,232	$19,780	$19,149	$18,214	-8.6%
Other contract holder funds	70,422	70,706	72,218	72,760	73,830	4.8%
Short-term debt	300	200	200	706	506	68.7%
Long-term debt by rating agency leverage definitions:
Operating (see note (1) on page 15 for details)	1,122	1,122	1,122	1,122	1,122	0.0%
Financial	4,597	4,372	4,317	3,767	3,928	-14.6%
Reinsurance related embedded derivatives	185	215	215	199	131	-29.2%
Funds withheld reinsurance liabilities	999	987	940	926	926	-7.3%
Deferred gain on business sold through reinsurance	356	338	319	301	282	-20.8%
Payables for collateral on investments	5,070	4,566	4,181	4,107	4,252	-16.1%
VIEs' liabilities	231	174	128	113	101	-56.3%
Other liabilities	5,020	5,100	5,103	4,963	3,929	-21.7%
Separate account liabilities	88,839	93,326	95,373	101,366	102,783	15.7%
Total liabilities	197,071	200,338	203,896	209,479	210,004	6.6%

Stockholders' Equity
Common stock	7,310	7,214	7,121	7,043	6,937	-5.1%
Retained earnings	3,350	3,756	4,044	4,238	4,487	33.9%
AOCI:
Unrealized gain (loss) on AFS securities	3,627	4,354	4,066	3,777	2,033	-43.9%
Unrealized OTTI on AFS securities	(117)	(99)	(107)	(87)	(84)	28.2%
Unrealized gain (loss) on derivative instruments	150	177	163	203	259	72.7%
Foreign currency translation adjustment	(4)	(3)	(4)	(6)	(5)	-25.0%
Funded status of employee benefit plans	(277)	(279)	(310)	(306)	(310)	-11.9%
Total AOCI	3,379	4,150	3,808	3,581	1,893	-44.0%
Total stockholders' equity	14,039	15,120	14,973	14,862	13,317	-5.1%
Total liabilities and stockholders' equity	$211,110	$215,458	$218,869	$224,341	$223,321	5.8%

Page 4b

Lincoln Financial Group
Earnings, Shares, Return on Equity and Return to Stockholder Highlights
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/12	9/30/12	12/31/12	3/31/13	6/30/13	Change	6/30/12	6/30/13	Change
Income (Loss)
Income (loss) from operations	$319	$362	$310	$285	$351	10.0%	$612	$635	3.8%
Net income (loss)	321	428	320	239	317	-1.2%	564	556	-1.4%

Earnings (Loss) Per Diluted Share
Income (loss) from operations	$1.09	$1.27	$1.10	$1.02	$1.27	16.5%	$2.09	$2.29	9.6%
Net income (loss)	1.09	1.51	1.14	0.86	1.15	5.5%	1.93	2.01	4.1%

Average Stockholders' Equity
Average equity, including AOCI	$13,579	$14,580	$15,048	$14,918	$14,089	3.8%	$13,345	$14,504	8.7%
Average AOCI	3,000	3,764	3,979	3,695	2,737	-8.8%	2,825	3,216	13.8%
Average equity, excluding AOCI	$10,579	$10,816	$11,069	$11,223	$11,352	7.3%	$10,520	$11,288	7.3%

ROE
Income (loss) from operations	12.1%	13.4%	11.2%	10.2%	12.4%		11.6%	11.3%
Net income (loss)	12.2%	15.8%	11.6%	8.5%	11.2%		10.7%	9.9%

Per Share
Dividends declared during the period	$0.08	$0.08	$0.12	$0.12	$0.12	50.0%	$0.16	$0.24	50.0%
Book value, including AOCI	50.26	54.94	55.14	55.33	50.37	0.2%	50.26	50.37	0.2%
Book value, excluding AOCI	38.16	39.86	41.11	42.00	43.21	13.2%	38.16	43.21	13.2%

Shares
Repurchased during the period	6.5	4.2	3.8	3.4	4.3	-33.2%	12.5	7.7	-38.4%
Average for the period - diluted	290.0	284.7	281.1	278.6	275.7	-4.9%	293.5	277.1	-5.6%
End-of-period - assuming conversion of preferred	279.3	275.2	271.6	268.6	264.4	-5.3%	279.3	264.4	-5.3%
End-of-period - diluted	286.8	282.4	279.1	277.2	273.9	-4.5%	286.8	273.9	-4.5%

Cash Returned to Common Stockholders
Shares repurchased	$150	$100	$92	$100	$150	0.0%	$300	$250	-16.7%
Common dividends	23	22	22	33	32	39.1%	46	65	41.3%
Total cash returned to common stockholders	$173	$122	$114	$133	$182	5.2%	$346	$315	-9.0%

Lincoln Financial Group
Income (Loss) from Operations, Average Equity and ROE By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/12	9/30/12	12/31/12	3/31/13	6/30/13	Change	6/30/12	6/30/13	Change
Income (Loss) from Operations
Annuities	$158	$139	$162	$159	$195	23.4%	$294	$353	20.1%
Retirement Plan Services	38	29	28	35	39	2.6%	73	75	2.7%
Life Insurance	135	152	147	112	135	0.0%	275	247	-10.2%
Group Protection	27	16	13	14	22	-18.5%	43	37	-14.0%
Other Operations	(39)	26	(40)	(35)	(40)	-2.6%	(73)	(77)	-5.5%
Income (loss) from operations	$319	$362	$310	$285	$351	10.0%	$612	$635	3.8%

Average Equity, Excluding AOCI
Segment equity, excluding goodwill:
Annuities	$3,091	$3,110	$3,053	$2,977	$2,978	-3.7%	$3,026	$2,978	-1.6%
Retirement Plan Services	1,001	1,031	941	908	970	-3.1%	956	939	-1.8%
Life Insurance	5,805	5,879	5,919	5,998	6,125	5.5%	5,730	6,062	5.8%
Group Protection	927	955	992	1,036	1,062	14.6%	916	1,049	14.5%
Total segment equity, excluding goodwill	10,824	10,975	10,905	10,919	11,135	2.9%	10,628	11,028	3.8%
Other Operations and goodwill	(245)	(159)	164	304	217	188.6%	(108)	260	NM
Total average equity, excluding AOCI	$10,579	$10,816	$11,069	$11,223	$11,352	7.3%	$10,520	$11,288	7.3%

ROE
Segment ROE, excluding goodwill:
Annuities	20.4%	17.9%	21.2%	21.3%	26.1%		19.4%	23.7%
Retirement Plan Services	15.1%	11.2%	12.0%	15.5%	16.2%		15.2%	15.9%
Life Insurance	9.3%	10.3%	10.0%	7.5%	8.8%		9.6%	8.1%
Group Protection	11.6%	6.5%	5.3%	5.6%	8.4%		9.4%	7.0%
Consolidated ROE - income (loss) from operations	12.1%	13.4%	11.2%	10.2%	12.4%		11.6%	11.3%

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/12	9/30/12	12/31/12	3/31/13	6/30/13	Change	6/30/12	6/30/13	Change
Annuities
Operating revenues	$734	$745	$766	$777	$817	11.3%	$1,465	$1,594	8.8%
Average account values	89,890	92,323	94,709	99,545	103,561	15.2%	89,714	101,572	13.2%
Net flows	701	396	1,060	885	1,703	142.9%	994	2,588	160.4%

Retirement Plan Services
Operating revenues	$258	$255	$259	$260	$271	5.0%	$510	$531	4.1%
Average account values	41,315	42,315	43,385	45,374	47,078	13.9%	41,008	46,209	12.7%
Net flows	194	232	348	344	337	73.7%	406	681	67.7%

Life Insurance
Operating revenues	$1,235	$1,296	$1,297	$1,241	$1,284	4.0%	$2,463	$2,525	2.5%
Average account values	36,064	36,355	36,957	37,671	38,231	6.0%	35,854	37,951	5.8%
Average in-force face amount	581,015	583,264	587,509	592,304	597,542	2.8%	580,456	594,923	2.5%
Net flows	713	685	1,148	848	889	24.7%	1,454	1,736	19.4%

Group Protection
Operating revenues	$540	$517	$531	$550	$575	6.5%	$1,043	$1,125	7.9%
Non-medical earned premiums	441	450	462	475	482	9.3%	872	957	9.7%

Consolidated
Operating revenues	$2,880	$2,914	$2,956	$2,930	$3,049	5.9%	$5,700	$5,978	4.9%
Average account values	167,269	170,993	175,051	182,590	188,870	12.9%	166,576	185,732	11.5%
Net flows	1,608	1,313	2,556	2,077	2,929	82.2%	2,854	5,005	75.4%

Lincoln Financial Group
Deposits, Net Flows and Account Balances By Segment
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/12	9/30/12	12/31/12	3/31/13	6/30/13	Change	6/30/12	6/30/13	Change
Deposits
Annuities	$2,867	$2,677	$3,539	$3,219	$4,181	45.8%	$5,347	$7,400	38.4%
Retirement Plan Services	1,291	1,717	1,861	1,667	1,617	25.3%	2,802	3,284	17.2%
Life Insurance	1,137	1,106	1,546	1,240	1,253	10.2%	2,297	2,494	8.6%
Total deposits	$5,295	$5,500	$6,946	$6,126	$7,051	33.2%	$10,446	$13,178	26.2%

Net Flows
Annuities	$701	$396	$1,060	$885	$1,703	142.9%	$994	$2,588	160.4%
Retirement Plan Services	194	232	348	344	337	73.7%	406	681	67.7%
Life Insurance	713	685	1,148	848	889	24.7%	1,454	1,736	19.4%
Total net flows	$1,608	$1,313	$2,556	$2,077	$2,929	82.2%	$2,854	$5,005	75.4%

Account Balances as of End-of-Period
Annuities	$90,377	$94,193	$96,514	$101,414	$103,093	14.1%	$90,377	$103,093	14.1%
Retirement Plan Services	41,397	43,103	43,931	46,442	47,097	13.8%	41,397	47,097	13.8%
Life Insurance	36,121	36,589	37,325	38,018	38,446	6.4%	36,121	38,446	6.4%
Total account balances	$167,895	$173,885	$177,770	$185,874	$188,636	12.4%	$167,895	$188,636	12.4%

Average Account Balances
Annuities	$89,890	$92,323	$94,709	$99,545	$103,561	15.2%	$89,714	$101,572	13.2%
Retirement Plan Services	41,315	42,315	43,385	45,374	47,078	13.9%	41,008	46,209	12.7%
Life Insurance	36,064	36,355	36,957	37,671	38,231	6.0%	35,854	37,951	5.8%
Total average account balances	$167,269	$170,993	$175,051	$182,590	$188,870	12.9%	$166,576	$185,732	11.5%

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/12	9/30/12	12/31/12	3/31/13	6/30/13	Change	6/30/12	6/30/13	Change
Sales
Annuities:
Variable	$2,422	$2,188	$3,019	$2,939	$3,917	61.7%	$4,607	$6,856	48.8%
Fixed	445	489	520	280	264	-40.7%	740	544	-26.5%
Total Annuities	$2,867	$2,677	$3,539	$3,219	$4,181	45.8%	$5,347	$7,400	38.4%

Retirement Plan Services:
Small market	$372	$362	$577	$407	$366	-1.6%	$790	$773	-2.2%
Mid - large market	746	1,186	1,123	1,099	1,093	46.5%	1,666	2,193	31.6%
Multi-Fund® and other variable	173	169	161	161	158	-8.7%	346	318	-8.1%
Total Retirement Plan Services	$1,291	$1,717	$1,861	$1,667	$1,617	25.3%	$2,802	$3,284	17.2%

Life Insurance:
UL:
Excluding MoneyGuard® and indexed UL	$41	$27	$38	$31	$30	-26.8%	$81	$60	-25.9%
MoneyGuard®	41	40	47	45	48	17.1%	82	94	14.6%
Indexed UL	10	11	14	9	11	10.0%	17	20	17.6%
Total UL	92	78	99	85	89	-3.3%	180	174	-3.3%
VUL	12	9	30	23	32	166.7%	21	55	161.9%
COLI and BOLI	11	9	78	26	39	254.5%	22	65	195.5%
Term	13	16	19	16	23	76.9%	26	39	50.0%
Total Life Insurance	$128	$112	$226	$150	$183	43.0%	$249	$333	33.7%

Group Protection:
Life	$33	$41	$84	$31	$33	0.0%	$61	$64	4.9%
Disability	38	41	97	31	42	10.5%	66	74	12.1%
Dental	18	15	25	9	20	11.1%	29	29	0.0%
Total Group Protection	$89	$97	$206	$71	$95	6.7%	$156	$167	7.1%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/12	9/30/12	12/31/12	3/31/13	6/30/13	Change	6/30/12	6/30/13	Change
Operating Revenues
Annuities	$734	$745	$766	$777	$817	11.3%	$1,465	$1,594	8.8%
Retirement Plan Services	258	255	259	260	271	5.0%	510	531	4.1%
Life Insurance	1,235	1,296	1,297	1,241	1,284	4.0%	2,463	2,525	2.5%
Group Protection	540	517	531	550	575	6.5%	1,043	1,125	7.9%
Other Operations	113	101	103	102	102	-9.7%	219	203	-7.3%
Total	$2,880	$2,914	$2,956	$2,930	$3,049	5.9%	$5,700	$5,978	4.9%

General and Administrative Expenses, Net of Amounts Capitalized
Annuities	$97	$103	$118	$97	$101	4.1%	$203	$197	-3.0%
Retirement Plan Services	70	73	86	66	72	2.9%	138	138	0.0%
Life Insurance	102	105	113	98	103	1.0%	210	201	-4.3%
Group Protection	55	57	63	55	63	14.5%	106	118	11.3%
Other Operations	23	24	23	26	32	39.1%	45	59	31.1%
Total	$347	$362	$403	$342	$371	6.9%	$702	$713	1.6%

General and Administrative Expenses, Net of Amounts Capitalized, As a % of Operating Revenues
Annuities	13.2%	13.9%	15.4%	12.4%	12.3%		13.9%	12.4%
Retirement Plan Services	27.3%	28.7%	33.1%	25.6%	26.6%		27.0%	26.1%
Life Insurance	8.3%	8.1%	8.7%	7.9%	8.0%		8.5%	8.0%
Group Protection	10.2%	11.0%	11.9%	10.0%	11.0%		10.1%	10.5%
Other Operations	19.4%	24.8%	21.1%	25.7%	32.4%		20.3%	29.0%
Total	12.0%	12.4%	13.6%	11.7%	12.2%		12.3%	11.9%

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/12	9/30/12	12/31/12	3/31/13	6/30/13	Change	6/30/12	6/30/13	Change

Operating Commissions and Other Expenses Incurred
General and administrative expenses	$395	$405	$467	$395	$426	7.8%	$793	$822	3.7%
Commissions	465	454	551	514	570	22.6%	915	1,085	18.6%
Media expenses	16	16	17	15	15	-6.3%	32	29	-9.4%
Taxes, licenses and fees	55	70	58	67	52	-5.5%	117	120	2.6%
Interest and debt expense	68	68	65	64	65	-4.4%	135	129	-4.4%
Expenses associated with reserve financing and unrelated letters of credit	13	14	15	16	16	23.1%	26	32	23.1%
Total operating commissions and other expenses incurred	1,012	1,027	1,173	1,071	1,144	13.0%	2,018	2,217	9.9%

Less Amounts Capitalized
General and administrative expenses	(48)	(43)	(64)	(53)	(55)	-14.6%	(91)	(109)	-19.8%
Commissions	(261)	(242)	(328)	(280)	(339)	-29.9%	(498)	(619)	-24.3%
Taxes, licenses and fees	(10)	(8)	(12)	(10)	(10)	0.0%	(20)	(20)	0.0%
Total amounts capitalized	(319)	(293)	(404)	(343)	(404)	-26.6%	(609)	(748)	-22.8%
Total expenses incurred, net of amounts capitalized, excluding amortization	693	734	769	728	740	6.8%	1,409	1,469	4.3%

Amortization
Amortization of DAC and VOBA	204	376	245	227	221	8.3%	404	448	10.9%
Amortization of intangibles	1	1	1	1	1	0.0%	2	2	0.0%
Total amortization	205	377	246	228	222	8.3%	406	450	10.8%
Total operating commissions and other expenses	$898	$1,111	$1,015	$956	$962	7.1%	$1,815	$1,919	5.7%

Lincoln Financial Group
Interest Rate Yields and Spreads By Segment
Unaudited

	For the Three Months Ended						For the Six Months Ended
	6/30/12	9/30/12	12/31/12	3/31/13	6/30/13	Change	6/30/12	6/30/13	Change
Annuities
Investments on reserves, excluding alternative	4.86%	4.83%	4.69%	4.66%	4.53%	(33)	4.89%	4.59%	(30)
Prepayment and make whole premiums	0.07%	0.04%	0.08%	0.09%	0.36%	29	0.06%	0.23%	17
Alternative investments	0.01%	0.00%	0.00%	0.00%	0.00%	(1)	0.01%	0.00%	(1)
Net investment income yield on reserves	4.94%	4.87%	4.77%	4.75%	4.89%	(5)	4.96%	4.82%	(14)
Interest rate credited to contract holders	3.03%	2.94%	2.79%	2.77%	2.85%	(18)	3.09%	2.81%	(28)
Interest rate spread	1.91%	1.93%	1.98%	1.98%	2.04%	13	1.87%	2.01%	14

Retirement Plan Services
Investments on reserves, excluding alternative	5.28%	5.23%	5.04%	5.02%	5.01%	(27)	5.30%	5.01%	(29)
Prepayment and make whole premiums	0.02%	0.01%	0.07%	0.10%	0.24%	22	0.03%	0.17%	14
Alternative investments	0.02%	0.00%	0.00%	0.00%	0.00%	(2)	0.02%	0.00%	(2)
Net investment income yield on reserves	5.32%	5.24%	5.11%	5.12%	5.25%	(7)	5.35%	5.18%	(17)
Interest rate credited to contract holders	3.22%	3.22%	3.16%	3.14%	3.11%	(11)	3.22%	3.13%	(9)
Interest rate spread	2.10%	2.02%	1.95%	1.98%	2.14%	4	2.13%	2.05%	(8)

Life Insurance
Attributable to interest-sensitive products:
Investments on reserves, excluding alternative	5.80%	5.65%	5.65%	5.60%	5.57%	(23)	5.80%	5.59%	(21)
Prepayment and make whole premiums	0.07%	0.02%	0.13%	0.03%	0.15%	8	0.05%	0.09%	4
Alternative investments	0.15%	0.03%	0.29%	0.00%	0.18%	3	0.16%	0.09%	(7)
Net investment income yield on reserves	6.02%	5.70%	6.07%	5.63%	5.90%	(12)	6.01%	5.77%	(24)
Interest rate credited to contract holders	3.93%	3.94%	3.99%	3.92%	3.92%	(1)	3.95%	3.92%	(3)
Interest rate spread	2.09%	1.76%	2.08%	1.71%	1.98%	(11)	2.06%	1.85%	(21)

Attributable to traditional products:
Investments on reserves, excluding alternative	5.79%	5.73%	5.69%	5.71%	5.61%	(18)	5.76%	5.66%	(10)
Prepayment and make whole premiums	0.04%	0.00%	0.48%	0.05%	0.12%	8	0.02%	0.09%	7
Alternative investments	0.02%	0.00%	0.00%	0.00%	0.00%	(2)	0.01%	0.00%	(1)
Net investment income yield on reserves	5.85%	5.73%	6.17%	5.76%	5.73%	(12)	5.79%	5.75%	(4)

Lincoln Financial Group
Select Investment Data
Unaudited (millions of dollars)

	As of 6/30/12		As of 12/31/12		As of 6/30/13
	Amount	%	Amount	%	Amount	%
AFS and Trading Securities, at Fair Value
AFS securities:
Corporate bonds	$63,914	77.3%	$68,016	79.6%	$67,938	81.3%
U.S. government bonds	517	0.6%	442	0.5%	408	0.5%
Foreign government bonds	664	0.8%	654	0.8%	564	0.7%
Mortgage-backed securities	8,504	10.3%	7,174	8.4%	5,961	7.1%
Asset-backed collateralized debt obligations	120	0.1%	180	0.2%	165	0.2%
State and municipal bonds	4,284	5.2%	4,353	5.1%	4,048	4.8%
Hybrid and redeemable preferred securities	1,188	1.4%	1,217	1.4%	1,151	1.4%
VIEs' fixed maturity securities	705	0.9%	708	0.8%	698	0.8%
Equity securities	154	0.2%	157	0.2%	209	0.3%
Total AFS securities	80,050	96.8%	82,901	97.0%	81,142	97.1%
Trading securities	2,649	3.2%	2,554	3.0%	2,391	2.9%
Total AFS and trading securities	$82,699	100.0%	$85,455	100.0%	$83,533	100.0%

AFS and Trading Securities, at Amortized Cost
Fixed maturity securities	$74,326	99.8%	$75,520	99.8%	$78,237	99.8%
Equity securities	145	0.2%	139	0.2%	192	0.2%
Total AFS and trading securities	$74,471	100.0%	$75,659	100.0%	$78,429	100.0%

% of Fixed Maturity AFS Securities, at Amortized Cost
Investment grade		94.7%		94.5%		94.7%
Below investment grade		5.3%		5.5%		5.3%

	For the Three Months Ended						For the Six Months Ended
	06/30/12	09/30/12	12/31/12	03/31/13	6/30/13	Change	06/30/12	6/30/13	Change
Net Investment Income	$1,197	$1,146	$1,190	$1,150	$1,213	1.3%	$2,362	$2,363	0.0%

Average Invested Assets, at Amortized Cost	84,958	85,802	86,498	87,690	89,009	4.8%	84,420	88,350	4.7%

Net Investment Income Yield	5.64%	5.34%	5.50%	5.25%	5.45%	(19)	5.60%	5.35%	(25)

Lincoln Financial Group
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/12	9/30/12	12/31/12	3/31/13	6/30/13	Change	6/30/12	6/30/13	Change
Realized Gain (Loss), Pre-Tax
Total operating realized gain (loss)	$25	$31	$30	$32	$34	36.0%	$52	$66	26.9%
Total excluded realized gain (loss)	18	39	17	(91)	(51)	NM	(95)	(142)	-49.5%
Total realized gain (loss), pre-tax	$43	$70	$47	$(59)	$(17)	NM	$(43)	$(76)	-76.7%

Realized Gain (Loss) Net of Benefit Ratio Unlocking, After-Tax
Realized gain (loss) related to investments	$(45)	$3	$(2)	$(4)	$(22)	51.1%	$(39)	$(26)	33.3%
Variable annuity net derivative results:
Hedge program performance, including unlocking for GLB reserves hedged	(38)	99	18	1	5	113.2%	(20)	7	135.0%
GLB non-performance risk component	86	(61)	(5)	(35)	(16)	NM	2	(51)	NM
Total variable annuity net derivative results	48	38	13	(34)	(11)	NM	(18)	(44)	NM
Indexed annuity forward-starting option	(1)	(6)	2	(8)	(2)	-100.0%	9	(10)	NM
Excluded realized gain (loss) net of benefit ratio unlocking, after-tax	$2	$35	$13	$(46)	$(35)	NM	$(48)	$(80)	-66.7%

Components of Realized Gain (Loss) Related to Investments, After-Tax
OTTI	$(21)	$(21)	$(27)	$(9)	$(12)	42.4%	$(52)	$(21)	58.8%
Other realized gain (loss) related to certain investments	(12)	(14)	2	(1)	(4)	68.4%	(12)	(5)	62.1%
Gain (loss) on the mark-to-market on certain instruments	(12)	38	23	6	(6)	50.0%	25	-	-100.0%
Total realized gain (loss) related to investments, after-tax	$(45)	$3	$(2)	$(4)	$(22)	51.1%	$(39)	$(26)	33.3%

Lincoln Financial Group
Select Liquidity and Rating Agency Data
Unaudited (millions of dollars)

	As of
	6/30/12	9/30/12	12/31/12	3/31/13	6/30/13	Change
Leverage Ratio
Short-term debt	$300	$200	$200	$706	$506	68.7%
Long-term debt	5,719	5,494	5,439	4,889	5,050	-11.7%
Total debt	6,019	5,694	5,639	5,595	5,556	-7.7%
Less:
Long-term operating debt (1)	1,122	1,122	1,122	1,122	1,122	0.0%
75% of capital securities	908	908	908	908	908	0.0%
Carrying value of fair value hedges	330	307	269	227	139	-57.9%
Total numerator	$3,659	$3,357	$3,340	$3,338	$3,387	-7.4%

Stockholders' equity, excluding AOCI	$10,660	$10,970	$11,165	$11,281	$11,424	7.2%
Total debt	6,019	5,694	5,639	5,595	5,556	-7.7%
Total denominator	$16,679	$16,664	$16,804	$16,876	$16,980	1.8%

Leverage ratio	21.9%	20.1%	19.9%	19.8%	19.9%

Holding Company Available Liquidity	$802	$618	$706	$647	$693	-13.6%

Ratings as of July 31, 2013
Standard
	A.M. Best	Fitch	Moody's	& Poor's
Senior Debt Ratings	a-	BBB+	Baa1	A-

Financial Strength Ratings
Lincoln National Life Insurance Company	A+	A+	A1	AA-
First Penn-Pacific Life Insurance Company	A	A+	A1	A-
Lincoln Life & Annuity Company of New York	A+	A+	A1	AA-

(1)
We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies and the senior note issued in September 2008 by our primary insurance subsidiary.

Lincoln Financial Group
Annuities - Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/12	9/30/12	12/31/12	3/31/13	6/30/13	Change	6/30/12	6/30/13	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$18	$29	$34	$33	$24	33.3%	$35	$57	62.9%
Insurance fees	323	332	351	369	391	21.1%	648	760	17.3%
Net investment income	279	268	263	257	273	-2.2%	551	530	-3.8%
Operating realized gain (loss)	25	30	31	31	33	32.0%	53	64	20.8%
Other revenues and fees	89	86	87	87	96	7.9%	178	183	2.8%
Total operating revenues	734	745	766	777	817	11.3%	1,465	1,594	8.8%
Operating expenses:
Interest credited	163	146	153	153	157	-3.7%	333	310	-6.9%
Benefits	49	131	55	65	62	26.5%	95	128	34.7%
Commissions incurred	202	203	245	229	274	35.6%	385	503	30.6%
Other expenses incurred	187	190	212	194	202	8.0%	382	397	3.9%
Amounts capitalized	(149)	(138)	(182)	(163)	(213)	-43.0%	(273)	(376)	-37.7%
Amortization	86	40	97	105	92	7.0%	184	196	6.5%
Total operating expenses	538	572	580	583	574	6.7%	1,106	1,158	4.7%
Income (loss) from operations before taxes	196	173	186	194	243	24.0%	359	436	21.4%
Federal income tax expense (benefit)	38	34	24	35	48	26.3%	65	83	27.7%
Income (loss) from operations	$158	$139	$162	$159	$195	23.4%	$294	$353	20.1%

Effective Federal Income Tax Rate	19.7%	19.6%	12.7%	18.0%	19.8%		17.8%	19.0%

Average Equity, Excluding Goodwill and AOCI	$3,091	$3,110	$3,053	$2,977	$2,978	-3.7%	$3,026	$2,978	-1.6%

ROE, Excluding Goodwill	20.4%	17.9%	21.2%	21.3%	26.1%		19.4%	23.7%

Return on Average Account Values	70	60	68	64	75	5	65	70	5

Account Values
Separate account values:
Average	$69,222	$71,535	$73,804	$78,489	$82,301	18.9%	$69,113	$80,406	16.3%
End-of-period	69,615	73,401	75,501	80,312	81,764	17.5%	69,615	81,764	17.5%
General account values:
Average	20,668	20,788	20,905	21,056	21,260	2.9%	20,601	21,166	2.7%
End-of-period	20,762	20,792	21,013	21,102	21,329	2.7%	20,762	21,329	2.7%

Lincoln Financial Group
Retirement Plan Services - Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/12	9/30/12	12/31/12	3/31/13	6/30/13	Change	6/30/12	6/30/13	Change
Income (Loss) from Operations
Operating revenues:
Insurance fees	$53	$53	$54	$56	$58	9.4%	$105	$114	8.6%
Net investment income	202	199	201	202	211	4.5%	399	413	3.5%
Other revenues and fees	3	3	4	2	2	-33.3%	6	4	-33.3%
Total operating revenues	258	255	259	260	271	5.0%	510	531	4.1%
Operating expenses:
Interest credited	112	114	115	117	117	4.5%	223	233	4.5%
Benefits	-	-	-	-	-	NM	-	1	NM
Commissions incurred	17	17	19	18	18	5.9%	35	36	2.9%
Other expenses incurred	78	81	93	77	79	1.3%	155	155	0.0%
Amounts capitalized	(9)	(9)	(10)	(9)	(7)	22.2%	(19)	(16)	15.8%
Amortization	10	13	10	9	10	0.0%	19	20	5.3%
Total operating expenses	208	216	227	212	217	4.3%	413	429	3.9%
Income (loss) from operations before taxes	50	39	32	48	54	8.0%	97	102	5.2%
Federal income tax expense (benefit)	12	10	4	13	15	25.0%	24	27	12.5%
Income (loss) from operations	$38	$29	$28	$35	$39	2.6%	$73	$75	2.7%

Effective Federal Income Tax Rate	23.8%	26.0%	13.0%	27.2%	27.1%		24.8%	27.2%

Average Equity, Excluding Goodwill and AOCI	$1,001	$1,031	$941	$908	$970	-3.1%	$956	$939	-1.8%

ROE, Excluding Goodwill	15.1%	11.2%	12.0%	15.5%	16.2%		15.2%	15.9%

Return on Average Account Values	37	27	26	31	33	(4)	35	32	(3)

Account Values
Separate account values:
Average	$13,373	$13,558	$13,536	$13,970	$14,311	7.0%	$13,481	$14,141	4.9%
End-of-period	13,338	13,788	13,466	14,233	14,084	5.6%	13,338	14,084	5.6%
Mutual fund account values:
Average	14,039	14,631	15,404	16,595	17,797	26.8%	13,715	17,179	25.3%
End-of-period	14,056	15,073	15,747	17,313	17,978	27.9%	14,056	17,978	27.9%
General account values:
Average	13,903	14,126	14,445	14,809	14,970	7.7%	13,812	14,889	7.8%
End-of-period	14,003	14,242	14,718	14,896	15,035	7.4%	14,003	15,035	7.4%

Lincoln Financial Group
Life Insurance - Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/12	9/30/12	12/31/12	3/31/13	6/30/13	Change	6/30/12	6/30/13	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$114	$103	$116	$113	$119	4.4%	$222	$232	4.5%
Insurance fees	510	605	551	533	534	4.7%	1,034	1,066	3.1%
Net investment income	606	578	624	585	625	3.1%	1,195	1,211	1.3%
Operating realized gain (loss)	(1)	1	(1)	2	-	100.0%	-	2	NM
Other revenues and fees	6	9	7	8	6	0.0%	12	14	16.7%
Total operating revenues	1,235	1,296	1,297	1,241	1,284	4.0%	2,463	2,525	2.5%
Operating expenses:
Interest credited	312	320	316	320	325	4.2%	624	644	3.2%
Benefits	474	295	486	505	500	5.5%	943	1,005	6.6%
Commissions incurred	126	115	161	139	146	15.9%	256	285	11.3%
Other expenses incurred	168	168	178	169	168	0.0%	343	337	-1.7%
Amounts capitalized	(143)	(131)	(181)	(157)	(166)	-16.1%	(289)	(322)	-11.4%
Amortization	97	313	124	98	110	13.4%	177	208	17.5%
Total operating expenses	1,034	1,080	1,084	1,074	1,083	4.7%	2,054	2,157	5.0%
Income (loss) from operations before taxes	201	216	213	167	201	0.0%	409	368	-10.0%
Federal income tax expense (benefit)	66	64	66	55	66	0.0%	134	121	-9.7%
Income (loss) from operations	$135	$152	$147	$112	$135	0.0%	$275	$247	-10.2%

Effective Federal Income Tax Rate	32.7%	29.7%	30.8%	32.9%	33.0%		32.8%	32.9%

Average Equity, Excluding Goodwill and AOCI	$5,805	$5,879	$5,919	$5,998	$6,125	5.5%	$5,730	$6,062	5.8%

ROE, Excluding Goodwill	9.3%	10.3%	10.0%	7.5%	8.8%		9.6%	8.1%

Average Account Values	$36,064	$36,355	$36,957	$37,671	$38,231	6.0%	$35,854	$37,951	5.8%

In-Force Face Amount
UL and other	$308,763	$308,470	$311,235	$311,588	$314,093	1.7%	$308,763	$314,093	1.7%
Term insurance	273,305	275,992	279,322	282,463	286,939	5.0%	273,305	286,939	5.0%
Total in-force face amount	$582,068	$584,462	$590,557	$594,051	$601,032	3.3%	$582,068	$601,032	3.3%

Lincoln Financial Group
Group Protection - Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/12	9/30/12	12/31/12	3/31/13	6/30/13	Change	6/30/12	6/30/13	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$495	$473	$487	$508	$531	7.3%	$958	$1,039	8.5%
Net investment income	42	41	41	39	42	0.0%	81	81	0.0%
Other revenues and fees	3	3	3	3	2	-33.3%	4	5	25.0%
Total operating revenues	540	517	531	550	575	6.5%	1,043	1,125	7.9%
Operating expenses:
Interest credited	1	1	1	1	1	0.0%	2	1	(0.5)
Benefits	368	360	367	384	397	7.9%	718	781	8.8%
Commissions incurred	53	55	61	63	62	17.0%	107	125	16.8%
Other expenses incurred	82	82	99	80	90	9.8%	155	170	9.7%
Amounts capitalized	(17)	(15)	(31)	(15)	(18)	-5.9%	(28)	(33)	-17.9%
Amortization	11	10	14	15	9	-18.2%	23	24	4.3%
Total operating expenses	498	493	511	528	541	8.6%	977	1,068	9.3%
Income (loss) from operations before taxes	42	24	20	22	34	-19.0%	66	57	-13.6%
Federal income tax expense (benefit)	15	8	7	8	12	-20.0%	23	20	-13.0%
Income (loss) from operations	$27	$16	$13	$14	$22	-18.5%	$43	$37	-14.0%

Effective Federal Income Tax Rate	35.6%	34.2%	34.9%	35.0%	35.0%		35.4%	35.0%

Average Equity, Excluding Goodwill and AOCI	$927	$955	$992	$1,036	$1,062	14.6%	$916	$1,049	14.5%

ROE, Excluding Goodwill	11.6%	6.5%	5.3%	5.6%	8.4%		9.4%	7.0%

Loss Ratios by Product Line
Life	75.0%	76.8%	72.3%	80.1%	77.1%		76.6%	78.6%
Disability	69.6%	76.3%	77.9%	69.1%	70.1%		69.8%	69.6%
Dental	76.5%	69.0%	70.8%	77.4%	74.1%		79.2%	75.7%
Total non-medical	72.7%	75.7%	74.7%	74.8%	73.5%		73.8%	74.1%
Medical	89.7%	85.4%	86.7%	89.3%	88.8%		88.9%	89.0%

Lincoln Financial Group
Other Operations and Discontinued Operations - Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/12	9/30/12	12/31/12	3/31/13	6/30/13	Change	6/30/12	6/30/13	Change
Other Operations
Operating revenues:
Insurance premiums	$3	$-	$-	$-	$-	-100.0%	$4	$1	-75.0%
Net investment income	68	61	61	66	63	-7.4%	137	129	-5.8%
Amortization of deferred gain on business sold through reinsurance	18	18	18	18	18	0.0%	36	36	0.0%
Media revenues	21	21	21	17	19	-9.5%	38	35	-7.9%
Other revenues and fees	3	1	3	1	2	-33.3%	4	2	-50.0%
Total operating revenues	113	101	103	102	102	-9.7%	219	203	-7.3%
Operating expenses:
Interest credited	30	30	32	27	28	-6.7%	61	55	-9.8%
Benefits	35	43	32	27	29	-17.1%	63	56	-11.1%
Media expenses	16	16	17	15	15	-6.3%	32	29	-9.4%
Commissions and other expenses	15	33	24	25	26	73.3%	36	52	44.4%
Interest and debt expenses	68	68	65	64	65	-4.4%	135	129	-4.4%
Total operating expenses	164	190	170	158	163	-0.6%	327	321	-1.8%
Income (loss) from operations before taxes	(51)	(89)	(67)	(56)	(61)	-19.6%	(108)	(118)	-9.3%
Federal income tax expense (benefit)	(12)	(115)	(27)	(21)	(21)	-75.0%	(35)	(41)	-17.1%
Income (loss) from operations	$(39)	$26	$(40)	$(35)	$(40)	-2.6%	$(73)	$(77)	-5.5%

Discontinued Operations
Gain (loss) on disposal before taxes	$-	$-	$-	$-	$-	NM	$(1)	$-	100.0%
Federal income tax expense (benefit)	-	(28)	-	-	-	NM	-	-	NM
Gain (loss) on disposal	$-	$28	$-	$-	$-	NM	$(1)	$-	100.0%

Lincoln Financial Group
Consolidated - DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/12	9/30/12	12/31/12	3/31/13	6/30/13	Change	6/30/12	6/30/13	Change
DAC and VOBA
Balance as of beginning-of-period	$6,880	$6,505	$5,813	$6,667	$6,936	0.8%	$6,776	$6,667	-1.6%
Business sold through reinsurance	-	2	-	-	-	NM	-	-	NM
Deferrals	319	293	404	343	404	26.6%	609	748	22.8%
Operating amortization	(204)	(376)	(245)	(227)	(221)	-8.3%	(404)	(448)	-10.9%
Deferrals, net of operating amortization	115	(83)	159	116	183	59.1%	205	300	46.3%
Amortization associated with benefit ratio unlocking	2	(2)	-	(2)	1	-50.0%	(3)	(2)	33.3%
Adjustment related to realized (gains) losses	(34)	(30)	(16)	4	(11)	67.6%	(16)	(7)	56.3%
Adjustment related to unrealized (gains) losses	(458)	(579)	711	151	1,105	NM	(457)	1,256	NM
Balance as of end-of-period	$6,505	$5,813	$6,667	$6,936	$8,214	26.3%	$6,505	$8,214	26.3%

DSI
Balance as of beginning-of-period	$268	$260	$252	$253	$249	-7.1%	$271	$253	-6.6%
Deferrals	10	11	9	3	3	-70.0%	19	5	-73.7%
Operating amortization	(10)	3	(12)	(12)	(9)	10.0%	(22)	(21)	4.5%
Deferrals, net of operating amortization	-	14	(3)	(9)	(6)	NM	(3)	(16)	NM
Adjustment related to realized (gains) losses	(4)	(4)	(3)	-	(1)	75.0%	(1)	(1)	0.0%
Adjustment related to unrealized (gains) losses	(4)	(18)	7	5	24	NM	(7)	30	NM
Balance as of end-of-period	$260	$252	$253	$249	$266	2.3%	$260	$266	2.3%

DFEL
Balance as of beginning-of-period	$1,404	$1,261	$1,001	$1,373	$1,351	-3.8%	$1,369	$1,373	0.3%
Deferrals	88	78	92	83	81	-8.0%	178	164	-7.9%
Operating amortization	(42)	(130)	(61)	(55)	(44)	-4.8%	(92)	(99)	-7.6%
Deferrals, net of operating amortization	46	(52)	31	28	37	-19.6%	86	65	-24.4%
Amortization associated with benefit ratio unlocking	-	(1)	-	-	-	NM	(1)	-	100.0%
Adjustment related to realized (gains) losses	(6)	(12)	(4)	1	(1)	83.3%	(1)	(1)	0.0%
Adjustment related to unrealized (gains) losses	(183)	(195)	345	(51)	432	NM	(192)	382	299.0%
Balance as of end-of-period	$1,261	$1,001	$1,373	$1,351	$1,819	44.3%	$1,261	$1,819	44.3%

Lincoln Financial Group
Annuities - DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/12	9/30/12	12/31/12	3/31/13	6/30/13	Change	6/30/12	6/30/13	Change
DAC and VOBA
Balance as of beginning-of-period	$1,965	$1,940	$1,910	$2,092	$2,196	11.8%	$1,912	$2,092	9.4%
Deferrals	149	138	182	164	213	43.0%	273	377	38.1%
Operating amortization	(86)	(40)	(97)	(105)	(92)	-7.0%	(184)	(196)	-6.5%
Deferrals, net of operating amortization	63	98	85	59	121	92.1%	89	181	103.4%
Amortization associated with benefit ratio unlocking	2	(2)	-	(2)	1	-50.0%	(3)	(2)	33.3%
Adjustment related to realized (gains) losses	(34)	(32)	(15)	8	(9)	73.5%	(16)	(1)	93.8%
Adjustment related to unrealized (gains) losses	(56)	(94)	112	39	198	NM	(42)	237	NM
Balance as of end-of-period	$1,940	$1,910	$2,092	$2,196	$2,507	29.2%	$1,940	$2,507	29.2%

DSI
Balance as of beginning-of-period	$267	$258	$250	$249	$246	-7.9%	$269	$249	-7.4%
Deferrals	10	11	7	2	2	-80.0%	18	5	-72.2%
Operating amortization	(10)	3	(12)	(11)	(9)	10.0%	(22)	(21)	4.5%
Deferrals, net of operating amortization	-	14	(5)	(9)	(7)	NM	(4)	(16)	NM
Amortization associated with benefit ratio unlocking	-	-	-	-	-	NM	-	-	NM
Adjustment related to realized (gains) losses	(4)	(4)	(3)	-	(1)	75.0%	(1)	(1)	0.0%
Adjustment related to unrealized (gains) losses	(5)	(18)	7	6	24	NM	(6)	30	NM
Balance as of end-of-period	$258	$250	$249	$246	$262	1.6%	$258	$262	1.6%

DFEL
Balance as of beginning-of-period	$267	$265	$258	$258	$261	-2.2%	$263	$258	-1.9%
Deferrals	7	5	6	5	6	-14.3%	13	11	-15.4%
Operating amortization	(3)	2	(5)	(5)	(4)	-33.3%	(8)	(9)	-12.5%
Deferrals, net of operating amortization	4	7	1	-	2	-50.0%	5	2	-60.0%
Amortization associated with benefit ratio unlocking	-	(1)	-	-	-	NM	(1)	-	100.0%
Adjustment related to realized (gains) losses	(6)	(12)	(4)	2	(2)	66.7%	(1)	-	100.0%
Adjustment related to unrealized (gains) losses	-	(1)	3	1	1	NM	(1)	2	300.0%
Balance as of end-of-period	$265	$258	$258	$261	$262	-1.1%	$265	$262	-1.1%

Lincoln Financial Group
Retirement Plan Services, Life Insurance and Group Protection - DAC, VOBA and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/12	9/30/12	12/31/12	3/31/13	6/30/13	Change	6/30/12	6/30/13	Change
DAC and VOBA - Retirement Plan Services
Balance as of beginning-of-period	$165	$145	$108	$102	$69	-58.2%	$183	$102	-44.3%
Deferrals	9	9	10	9	7	-22.2%	19	16	-15.8%
Operating amortization	(10)	(13)	(10)	(9)	(10)	0.0%	(19)	(20)	-5.3%
Deferrals, net of operating amortization	(1)	(4)	-	-	(3)	NM	-	(4)	NM
Adjustment related to unrealized (gains) losses	(19)	(33)	(6)	(33)	96	NM	(38)	64	268.4%
Balance as of end-of-period	$145	$108	$102	$69	$162	11.7%	$145	$162	11.7%

DAC and VOBA - Life Insurance
Balance as of beginning-of-period	$4,586	$4,251	$3,620	$4,281	$4,480	-2.3%	$4,516	$4,281	-5.2%
Business sold through reinsurance	-	2	-	-	-	NM	-	-	NM
Deferrals	143	131	182	157	166	16.1%	289	322	11.4%
Operating amortization	(97)	(313)	(124)	(98)	(110)	-13.4%	(177)	(208)	-17.5%
Deferrals, net of operating amortization	46	(182)	58	59	56	21.7%	112	114	1.8%
Adjustment related to realized (gains) losses	(1)	1	(1)	(4)	(1)	0.0%	1	(5)	NM
Adjustment related to unrealized (gains) losses	(380)	(452)	604	144	809	NM	(378)	954	NM
Balance as of end-of-period	$4,251	$3,620	$4,281	$4,480	$5,344	25.7%	$4,251	$5,344	25.7%

DFEL - Life Insurance
Balance as of beginning-of-period	$1,136	$997	$742	$1,115	$1,090	-4.0%	$1,106	$1,115	0.8%
Deferrals	82	73	87	77	75	-8.5%	165	152	-7.9%
Operating amortization	(39)	(132)	(57)	(49)	(40)	-2.6%	(84)	(89)	-6.0%
Deferrals, net of operating amortization	43	(59)	30	28	35	-18.6%	81	63	-22.2%
Adjustment related to realized (gains) losses	-	-	-	(1)	-	NM	-	(1)	NM
Adjustment related to unrealized (gains) losses	(182)	(196)	343	(52)	431	NM	(190)	379	299.5%
Balance as of end-of-period	$997	$742	$1,115	$1,090	$1,556	56.1%	$997	$1,556	56.1%

DAC and VOBA - Group Protection
Balance as of beginning-of-period	$164	$170	$175	$192	$192	17.1%	$165	$192	16.4%
Deferrals	17	15	31	15	18	5.9%	28	33	17.9%
Operating amortization	(11)	(10)	(14)	(15)	(9)	18.2%	(23)	(24)	-4.3%
Deferrals, net of operating amortization	6	5	17	-	9	50.0%	5	9	80.0%
Balance as of end-of-period	$170	$175	$192	$192	$201	18.2%	$170	$201	18.2%

Lincoln Financial Group
Annuities - Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/12	9/30/12	12/31/12	3/31/13	6/30/13	Change	6/30/12	6/30/13	Change
Fixed Annuities
Balance as of beginning-of-period	$18,186	$18,273	$18,347	$18,438	$18,539	1.9%	$18,106	$18,438	1.8%
Gross deposits	445	489	520	280	264	-40.7%	740	544	-26.5%
Withdrawals and deaths	(477)	(599)	(571)	(435)	(462)	3.1%	(942)	(897)	4.8%
Net flows	(32)	(110)	(51)	(155)	(198)	NM	(202)	(353)	-74.8%
Reinvested interest credited	110	173	135	254	150	36.4%	351	404	15.1%
Sales inducements deferred	9	11	7	2	3	-66.7%	18	5	-72.2%
Balance as of end-of-period, gross	18,273	18,347	18,438	18,539	18,494	1.2%	18,273	18,494	1.2%
Reinsurance ceded	(871)	(849)	(830)	(811)	(796)	8.6%	(871)	(796)	8.6%
Balance as of end-of-period, net	$17,402	$17,498	$17,608	$17,728	$17,698	1.7%	$17,402	$17,698	1.7%

Variable Annuities
Balance as of beginning-of-period	$74,366	$72,976	$76,696	$78,906	$83,687	12.5%	$68,330	$78,906	15.5%
Gross deposits	2,422	2,188	3,019	2,939	3,917	61.7%	4,607	6,856	48.8%
Withdrawals and deaths	(1,689)	(1,682)	(1,908)	(1,899)	(2,016)	-19.4%	(3,411)	(3,915)	-14.8%
Net flows	733	506	1,111	1,040	1,901	159.3%	1,196	2,941	145.9%
Change in market value and reinvestment	(2,123)	3,214	1,099	3,741	(193)	90.9%	3,450	3,548	2.8%
Balance as of end-of-period, gross	72,976	76,696	78,906	83,687	85,395	17.0%	72,976	85,395	17.0%
Reinsurance ceded	(1)	(1)	-	(1)	-	100.0%	(1)	-	100.0%
Balance as of End-of-Period (2)	$72,975	$76,695	$78,906	$83,686	$85,395	17.0%	$72,975	$85,395	17.0%

Total
Balance as of beginning-of-period	$92,552	$91,249	$95,043	$97,344	$102,226	10.5%	$86,436	$97,344	12.6%
Gross deposits	2,867	2,677	3,539	3,219	4,181	45.8%	5,347	7,400	38.4%
Withdrawals and deaths	(2,166)	(2,281)	(2,479)	(2,334)	(2,478)	-14.4%	(4,353)	(4,812)	-10.5%
Net flows	701	396	1,060	885	1,703	142.9%	994	2,588	160.4%
Change in market value and reinvestment	(2,013)	3,387	1,234	3,995	(43)	97.9%	3,801	3,952	4.0%
Sales inducements deferred	9	11	7	2	3	-66.7%	18	5	-72.2%
Balance as of end-of-period, gross	91,249	95,043	97,344	102,226	103,889	13.9%	91,249	103,889	13.9%
Reinsurance ceded	(872)	(850)	(830)	(812)	(796)	8.7%	(872)	(796)	8.7%
Balance as of end-of-period, net	$90,377	$94,193	$96,514	$101,414	$103,093	14.1%	$90,377	$103,093	14.1%

Lincoln Financial Group
Retirement Plan Services - Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/12	9/30/12	12/31/12	3/31/13	6/30/13	Change	6/30/12	6/30/13	Change
Small Market
Balance as of beginning-of-period	$6,641	$6,470	$6,766	$7,001	$7,373	11.0%	$6,167	$7,001	13.5%
Gross deposits	372	362	577	407	366	-1.6%	790	773	-2.2%
Withdrawals and deaths	(368)	(330)	(405)	(409)	(369)	-0.3%	(780)	(779)	0.1%
Net flows	4	32	172	(2)	(3)	NM	10	(6)	NM
Transfers between fixed and variable accounts	-	(5)	(22)	(14)	1	NM	(11)	(13)	-18.2%
Change in market value and reinvestment	(175)	269	85	388	6	103.4%	304	395	29.9%
Balance as of end-of-period	$6,470	$6,766	$7,001	$7,373	$7,377	14.0%	$6,470	$7,377	14.0%

Mid - Large Market
Balance as of beginning-of-period	$19,199	$19,139	$20,293	$21,050	$22,776	18.6%	$17,435	$21,050	20.7%
Gross deposits	746	1,186	1,123	1,099	1,093	46.5%	1,666	2,193	31.6%
Withdrawals and deaths	(395)	(798)	(633)	(532)	(542)	-37.2%	(900)	(1,075)	-19.4%
Net flows	351	388	490	567	551	57.0%	766	1,118	46.0%
Transfers between fixed and variable accounts	(5)	(17)	(12)	13	7	240.0%	(7)	19	NM
Change in market value and reinvestment	(406)	783	279	1,146	152	137.4%	945	1,299	37.5%
Balance as of end-of-period	$19,139	$20,293	$21,050	$22,776	$23,486	22.7%	$19,139	$23,486	22.7%

Multi-Fund® and Other
Balance as of beginning-of-period	$16,180	$15,788	$16,044	$15,880	$16,293	0.7%	$15,531	$15,880	2.2%
Gross deposits	173	169	161	161	158	-8.7%	346	318	-8.1%
Withdrawals and deaths	(334)	(357)	(475)	(382)	(369)	-10.5%	(716)	(749)	-4.6%
Net flows	(161)	(188)	(314)	(221)	(211)	-31.1%	(370)	(431)	-16.5%
Change in market value and reinvestment	(231)	444	150	634	152	165.8%	627	785	25.2%
Balance as of end-of-period	$15,788	$16,044	$15,880	$16,293	$16,234	2.8%	$15,788	$16,234	2.8%

Total
Balance as of beginning-of-period	$42,020	$41,397	$43,103	$43,931	$46,442	10.5%	$39,133	$43,931	12.3%
Gross deposits	1,291	1,717	1,861	1,667	1,617	25.3%	2,802	3,284	17.2%
Withdrawals and deaths	(1,097)	(1,485)	(1,513)	(1,323)	(1,280)	-16.7%	(2,396)	(2,603)	-8.6%
Net flows	194	232	348	344	337	73.7%	406	681	67.7%
Transfers between fixed and variable accounts	(5)	(22)	(34)	(1)	8	260.0%	(18)	6	133.3%
Change in market value and reinvestment	(812)	1,496	514	2,168	310	138.2%	1,876	2,479	32.1%
Balance as of end-of-period	$41,397	$43,103	$43,931	$46,442	$47,097	13.8%	$41,397	$47,097	13.8%

Lincoln Financial Group
Life Insurance - Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/12	9/30/12	12/31/12	3/31/13	6/30/13	Change	6/30/12	6/30/13	Change
Interest-Sensitive Life
Balance as of beginning-of-period	$31,494	$31,750	$31,986	$32,432	$32,817	4.2%	$31,219	$32,432	3.9%
Deposits	990	971	1,132	998	966	-2.4%	1,981	1,964	-0.9%
Withdrawals and deaths	(331)	(337)	(267)	(187)	(247)	25.4%	(648)	(435)	32.9%
Net flows	659	634	865	811	719	9.1%	1,333	1,529	14.7%
Contract holder assessments	(712)	(712)	(737)	(743)	(748)	-5.1%	(1,422)	(1,491)	-4.9%
Reinvested interest credited	309	314	318	317	320	3.6%	620	638	2.9%
Balance as of end-of-period, gross	31,750	31,986	32,432	32,817	33,108	4.3%	31,750	33,108	4.3%
Reinsurance ceded	(859)	(847)	(838)	(831)	(819)	4.7%	(859)	(819)	4.7%
Balance as of end-of-period, net	$30,891	$31,139	$31,594	$31,986	$32,289	4.5%	$30,891	$32,289	4.5%

VUL
Balance as of beginning-of-period	$6,202	$6,005	$6,262	$6,523	$6,859	10.6%	$5,687	$6,523	14.7%
Deposits	147	135	414	242	287	95.2%	316	530	67.7%
Withdrawals and deaths	(93)	(84)	(131)	(205)	(117)	-25.8%	(195)	(323)	-65.6%
Net flows	54	51	283	37	170	214.8%	121	207	71.1%
Contract holder assessments	(88)	(104)	(126)	(85)	(113)	-28.4%	(183)	(198)	-8.2%
Change in market value and reinvestment	(163)	310	104	384	56	134.4%	380	440	15.8%
Balance as of end-of-period, gross	6,005	6,262	6,523	6,859	6,972	16.1%	6,005	6,972	16.1%
Reinsurance ceded	(775)	(812)	(792)	(827)	(815)	-5.2%	(775)	(815)	-5.2%
Balance as of end-of-period, net	$5,230	$5,450	$5,731	$6,032	$6,157	17.7%	$5,230	$6,157	17.7%

Total
Balance as of beginning-of-period	$37,696	$37,755	$38,248	$38,955	$39,676	5.3%	$36,906	$38,955	5.6%
Deposits	1,137	1,106	1,546	1,240	1,253	10.2%	2,297	2,494	8.6%
Withdrawals and deaths	(424)	(421)	(398)	(392)	(364)	14.2%	(843)	(758)	10.1%
Net flows	713	685	1,148	848	889	24.7%	1,454	1,736	19.4%
Contract holder assessments	(800)	(816)	(863)	(828)	(861)	-7.6%	(1,605)	(1,689)	-5.2%
Change in market value and reinvestment	146	624	422	701	376	157.5%	1,000	1,078	7.8%
Balance as of end-of-period, gross	37,755	38,248	38,955	39,676	40,080	6.2%	37,755	40,080	6.2%
Reinsurance ceded	(1,634)	(1,659)	(1,630)	(1,658)	(1,634)	0.0%	(1,634)	(1,634)	0.0%
Balance as of end-of-period, net	$36,121	$36,589	$37,325	$38,018	$38,446	6.4%	$36,121	$38,446	6.4%

Lincoln Financial Group
Select Non-GAAP to GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/12	9/30/12	12/31/12	3/31/13	6/30/13	Change	6/30/12	6/30/13	Change
Revenues
Operating revenues	$2,880	$2,914	$2,956	$2,930	$3,049	5.9%	$5,700	$5,978	4.9%
Excluded realized gain (loss)	18	39	17	(91)	(51)	NM	(95)	(142)	-49.5%
Amortization of DFEL on benefit ratio unlocking	(1)	-	(1)	(1)	-	100.0%	1	-	-100.0%
Amortization of deferred gains arising from reserve changes on business sold through reinsurance	1	1	1	1	1	0.0%	2	2	0.0%
Total revenues	$2,898	$2,954	$2,973	$2,839	$2,999	3.5%	$5,608	$5,838	4.1%

Excluded Realized Gain (Loss) Net of Benefit Ratio Unlocking, After-Tax
Total excluded realized gain (loss)	$12	$25	$11	$(60)	$(33)	NM	$(61)	$(92)	-50.8%
Benefit ratio unlocking	(10)	10	2	14	(2)	80.0%	13	12	-7.7%
Net gain (loss), after-tax	$2	$35	$13	$(46)	$(35)	NM	$(48)	$(80)	-66.7%

Net Income
Income (loss) from operations	$319	$362	$310	$285	$351	10.0%	$612	$635	3.8%
Excluded realized gain (loss)	12	25	11	(60)	(33)	NM	(61)	(92)	-50.8%
Benefit ratio unlocking	(10)	10	2	14	(2)	80.0%	13	12	-7.7%
Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance	-	1	-	-	1	NM	1	1	0.0%
Gain (loss) on early extinguishment of debt	-	-	(3)	-	-	NM	-	-	NM
Impairment of intangibles	-	2	-	-	-	NM	-	-	NM
Income (loss) from discontinued operations	-	28	-	-	-	NM	(1)	-	100.0%
Net income (loss)	$321	$428	$320	$239	$317	-1.2%	$564	$556	-1.4%

Earnings (Loss) Per Common Share - Diluted
Income (loss) from operations	$1.09	$1.27	$1.10	$1.02	$1.27	16.5%	$2.09	$2.29	9.6%
Excluded realized gain (loss)	0.03	0.09	0.04	(0.21)	(0.11)	NM	(0.21)	(0.32)	-52.4%
Benefit ratio unlocking	(0.03)	0.04	0.01	0.05	(0.01)	66.7%	0.05	0.04	-20.0%
Gain (loss) on early extinguishment of debt	-	-	(0.01)	-	-	NM	-	-	NM
Impairment of intangibles	-	0.01	-	-	-	NM	-	-	NM
Income (loss) from discontinued operations	-	0.10	-	-	-	NM	-	-	NM
Net income (loss)	$1.09	$1.51	$1.14	$0.86	$1.15	5.5%	$1.93	$2.01	4.1%